UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 12, 2007

MTI Technology Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 12, 2007, MTI Technology Corporation (the “Company”) appointed Edward Kirnbauer, the Company’s Vice President & Corporate Controller, as its Principal Accounting Officer, effective March 1, 2007. Scott J. Poteracki, the Company’s Chief Financial Officer, will continue to serve in the capacity of Principal Accounting Officer until the effectiveness of Mr. Kirnbauer’s appointment.
     Prior to joining the Company in January 2007, Mr. Kirnbauer, age 42, worked from May 2001 to January 2007 at Procom Technology, Inc., a designer and provider of networked data storage appliances. He served in several roles at Procom including, corporate controller, acting chief financial officer and vice president of finance. Mr. Kirnbauer has extensive accounting and financial experience, having held controller and director positions for several companies including, Capital Technologies, Inc., Bally Total Fitness Corporation, Encyclopaedia Britannica, Inc., The Marmon Group, Inc., and KPMG LLP. Mr. Kirnbauer is a certified public accountant and holds an MBA from DePaul University and obtained his undergraduate degree in accounting from Illinois State University.
     Upon the effectiveness of his appointment as Principal Accounting Officer, the Company and Mr. Kirnbauer will enter into an Indemnification Agreement, the form of which was previously filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended April 3, 2003, and a Change of Control Agreement, the form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 13, 2006 (the “2006 Form 8-K”). Pursuant to the terms of the Indemnification Agreement, the Company will generally be obligated to indemnify Mr. Kirnbauer, to the fullest extent permitted by law, against any expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any suit or proceeding related to the fact that he is or was an officer of the Company. The terms of the Change of Control Agreement will be as described under Item 1.01 of the 2006 Form 8-K and such description is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: February 16, 2007	By:	/s/ Scott J. Poteracki
Scott J. Poteracki
Executive Vice President, Chief Financial Officer and Secretary